Prime Credit Card Master Trust					11-Sep-03
					02:44 PM
Settlement Statement
-	-	--

Distribution Date:					15-Sep-03

Monthly Period:		August, 2003
		03-Aug-03
		30-Aug-03

(i) Collections					$332,521,555
Finance Charge					35,897,614
Principal					296,623,941

(ii) Investor Percentage - Principal Collections					30-Aug-03

	Series 2000-1				25.6%
	A				21.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				25.6%
	A				21.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Sep-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Sep-03

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Sep-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$3,387,141.68
	A				$2,845,142.11
	B				270,999.79
	C				270,999.79

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			30-Aug-03		$1,960,733,465.26
Principal Receivables in Trust					$1,866,422,185.58

(xii) Invested Amount			30-Aug-03

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					10.591%
Finance Charge Receivables Factor					4.810%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			90.60%	$1,663,400,368
	30 days			4.18%	$76,732,424
	60 days			1.52%	$27,975,831
	90 days			1.00%	$18,282,249
	120 days			0.83%	$15,224,044
	150 days			0.75%	$13,713,339
	180 days+			1.12%	$20,478,903
	Total			100.00%	$1,835,807,157

	Balance in Principal Funding Account			30-Aug-03	$0

Last Updated on 9/15/03
By HO0DMW